UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 29, 2007

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WILSHIRE BANCORP, INC.
(Exact name of registrant as specified in its charter)

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California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles, California 90010
(Address of principal executive offices) (Zip Code)

(213) 387-3200
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION  ARRANGEMENTS OF CERTAIN OFFICERS

Wilshire Bancorp, Inc. (the “Company”), the holding company for Wilshire State Bank (the “Bank”), announced today that Donald Byun resigned from the Board of Directors of the Company and from the Board of Directors of the Bank. Mr. Byun’s resignation is effective November 29, 2007. Mr. Byun has informed the Company that his resignation is due to personal reasons, and not due to any disagreement with the Company or with the Bank. The Boards of Directors of the Company and the Bank have not yet appointed a director to fill the vacancy created by Mr. Byun’s resignation.

The Company’s related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1 Press release dated December 3, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: December 3, 2007	By:	/s/ Elaine S. Jeon
Elaine S. Jeon, Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 3, 2007.